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(NEXTERA LOGO)

                                                                    EXHIBIT 99.1


                                                           FOR IMMEDIATE RELEASE

Contact:
Michael Muldowney
President and Chief Financial Officer
Nextera Enterprises
(617) 262-0055

                  NEXTERA ANNOUNCES 2004 FIRST QUARTER RESULTS

CAMBRIDGE, MA - APRIL 29, 2004 - Nextera Enterprises, Inc. (OTC: NXRA) today reported results for the first quarter March 31, 2004.

In the 2004 first quarter, Nextera recorded a net loss of $0.7 million, or $0.02 per share. In the 2003 first quarter, Nextera recorded a net loss of $3.1 million, or $0.09 per share, which included charges of $1.9 million, or $0.06 per share, associated with the resignation of David Schneider, the Company's former chief executive officer. Loss from continuing operations was $3.0 million for the three-months ended March 31, 2003.

As previously announced, during the 2003 fourth quarter, Nextera and its direct and indirect subsidiaries, Lexecon Inc., CE Acquisition Corp. and ERG Acquisition Corp. (collectively "Lexecon"), completed the sale of its Lexecon business to LI Acquisition Company, LLC, a wholly-owned subsidiary of FTI Consulting, Inc. (collectively "FTI"), under which FTI purchased substantially all of the assets Lexecon and its subsidiaries used in their economic consulting business. In accordance with generally accepted accounting principles, the operating results of Lexecon have been presented as discontinued operations for the three-month period ended March 31, 2003.

At the end of the first quarter 2004, Nextera had approximately $18.5 million of cash on hand. The Company has net operating loss carryforwards of approximately $43.0 million at March 31, 2004. A full valuation allowance is maintained on the Company's deferred tax assets, which includes the net operating loss carryforward, due to the uncertainty of utilization of the future tax benefits.

As previously announced, the Company has retained an investment banker to assist it in the identification and selection of potential acquisition and merger candidates.

This press release contains forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) relating to Nextera Enterprises that are based on the beliefs of Nextera's management. Any statements contained in this press release that are not historical facts are forward-looking statements. Such statements are based on many important factors that may be outside of Nextera's control, causing actual results to differ materially from those suggested. Such factors include, but are not limited to, our ability to utilize our net operating loss carryforwards and new business acquisition efforts. Further information on these and other potential factors that could affect Nextera's financial and operating results are included in Nextera's 10-K filed on March 26, 2004 with the Securities and Exchange Commission.

                                      # # #

                                                   One Exeter Plaza
                                                   699 Boylston Street
                                                   Boston, MA 02116
                                                   617.262.0055 617.262.7105 fax
                                                   www.nextera.com
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                            NEXTERA ENTERPRISES, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                (amounts in thousands, except per share amounts)

                                                                              Three Months Ended
                                                                        March 31, 2004   March 31, 2003
                                                                        --------------   --------------
                                                                                 (unaudited)
Net revenues                                                              $     --           $     --
Cost of revenues                                                                --                 --
                                                                          --------           --------
   Gross profit                                                                 --                 --
Selling, general and administrative expenses                                   760              1,056
Special charges (1)                                                             --              1,921
                                                                          --------           --------
   Operating loss                                                             (760)            (2,977)
Interest income, net                                                            40                 --
                                                                          --------           --------
   Loss from continuing operations before provision for income taxes          (720)            (2,977)
Provision for income taxes                                                      --                 40
                                                                          --------           --------
   Loss from continuing operations                                            (720)            (3,017)
Loss from discontinued operations                                               --                (46)
                                                                          --------           --------
   Net loss                                                               $   (720)          $ (3,063)
Preferred stock dividends                                                      (73)               (74)
                                                                          --------           --------
  Net loss applicable to common stockholders                              $   (793)          $ (3,137)
                                                                          ========           ========

Net loss per common share, basic and diluted
   from Continuing operations                                             $  (0.02)          $  (0.09)
           Discontinued operations                                              --              (0.00)
                                                                          --------           --------
Net loss per common share, basic and diluted                              $  (0.02)          $  (0.09)
                                                                          ========           ========
Weighted average common shares outstanding, basic and diluted               33,870             34,038


(1) Special charges in 2003 consist of $1.0 million of salary continuance costs and $0.9 million of a non-cash compensation charge due to the acceleration of stock options, both associated with the employment agreement of the Company's former Chief Executive Officer, David Schneider.
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                            NEXTERA ENTERPRISES, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS

                             (amounts in thousands)


ASSETS                                       March 31, 2004  December 31, 2003
------                                       --------------  -----------------
                                                        (unaudited)
CURRENT ASSETS:
Cash and cash equivalents                          $18,546         $20,124
Accounts receivable, net                                --             528
Other current assets                                 2,030           2,389
                                                   -------         -------
   Total current assets                             20,576          23,041

Other assets                                            96              25
                                                   -------         -------
   Total assets                                    $20,672         $23,066
                                                   =======         =======

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses              $ 2,538         $ 3,035
Accrued taxes                                          129           1,347
Accrued restructuring costs                             --             173
Other current liabilities                              185             185
                                                   -------         -------
   Total current liabilities                         2,852           4,740

Other long-term liabilities                            943             943

Total stockholders' equity                          16,877          17,383
                                                   -------         -------
Total liabilities and stockholders' equity         $20,672         $23,066
                                                   =======         =======
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